Vanguard Managed Payout Fund*

Supplement to the Prospectus Dated March 28, 2014

Important Changes to the Fund

The board of trustees of Vanguard Managed Payout Fund has approved a reallocation of a portion of the Fund’s assets to the proposed Vanguard Alternative Strategies Fund. The Managed Payout Fund is expected to implement this change in the coming months once Vanguard Alternative Strategies Fund becomes available for sale.

Vanguard Managed Payout Fund does not have fixed asset allocations. As described in the prospectus, the exact proportion of each asset class or investment may be changed to reflect shifts in the advisor’s risk and return expectations. The advisor expects to allocate approximately 10% of the Managed Payout Fund’s assets to Vanguard Alternative Strategies Fund. With the addition of the Alternative Strategies Fund as an underlying fund investment and the associated reallocation of assets among the existing underlying funds, it is expected that the expense ratio for the Managed Payout Fund will increase to 0.42%. In anticipation of the reallocation of assets, the Fund’s prospectus will be modified as described on the following pages.

*	U.S. Patent Nos. 8,180,695; 8,185,464; and 8,571,963.

Prospectus Text Changes

In the “Primary Investment Strategies” section, the following will be added to the list under “Other Investments” beginning on page 3:

• Absolute Return Investing. The Fund may allocate a portion of its assets to Vanguard Alternative Strategies Fund, which seeks to generate returns by utilizing several alternative strategies that individually and collectively are expected to have low correlation with traditional capital markets, and that collectively are expected to have lower volatility than the overall U.S. stock market. The strategies are based on the advisor’s view regarding investable opportunities across capital markets. The Alternative Strategies Fund pursues strategies including the following: long/short equity, event driven, fixed income relative value, currencies, and commodity-linked investments. The Alternative Strategies Fund will hold long and/or short positions within each strategy in an allocation that attempts to minimize market exposure, while attempting to capture attractive risk premiums identified by the advisor. The advisor expects that, over the long term, the assets underlying its long positions will outperform (appreciate more or depreciate less than) the assets underlying its short positions. The Alternative Strategies Fund implements these strategies by investing, either directly or indirectly through a wholly owned subsidiary, in a broad range of investments that may include, but are not limited to: equities; fixed income instruments; options; foreign currency exchange forward contracts; futures, including commodity and Treasury futures; and swaps.

The following will be added to the Fund’s “Primary Risks” section:

Absolute Return Investing Risk

The Fund’s investment in Vanguard Alternative Strategies Fund subjects it to risks associated with absolute return investing, which is complex and may involve greater risk than investing in a traditional portfolio of stocks, bonds, and cash. These risks include leverage risk, swap agreement risk, manager risk, currency trading risk, liquidity risk, and leverage financing risk. The other risks include stock risks, bond risks, short selling risk, and derivatives risk. These risks are described under More on the Fund.

Derivative Risk

The Fund’s investment in Vanguard Alternative Strategies Fund subjects it to derivatives risk. The use of derivatives—such as futures contracts, foreign currency exchange forward contracts, swap agreements, options, and warrants—presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. The use of derivatives can lead to losses because of adverse movements in the price or value of the underlying security, commodity, asset, index, or reference rate. Derivative strategies often involve leverage, which may increase a loss, potentially causing the underlying fund to lose more money than it would have lost had it invested in the underlying security. Also, a liquid market may not always exist for the underlying fund’s derivative positions at times when the underlying fund might wish to terminate or sell such positions. In addition, regulators and futures exchanges have established limits, referred to as position limits, on the maximum net long or net short positions that any person may hold or control, in particular options and futures contracts. Some contract positions, such as commodity futures contracts, held by the underlying fund and/or its subsidiary may have to be liquidated at disadvantageous times or prices to avoid exceeding such position limits, which may adversely affect the underlying fund’s total return. The use of a derivative subjects the investor to the risk of non-performance by the counterparty (i.e., counterparty risk), potentially resulting in delayed or partial payment or even nonpayment of amounts due under the derivative contract.

In the More on the Fund section, the first two paragraphs under “Absolute Return Fund” beginning on page 38 will be deleted in their entirety, and replaced with the following:

The Managed Payout Fund may invest in Vanguard Alternative Strategies Fund, which seeks to generate returns that have low correlation with the returns of the stock and bond markets, and that are less volatile than the overall U.S. stock market. Vanguard, the Alternative Strategies Fund’s advisor, manages each strategy through the use of a systematic process that was developed by a team of Vanguard researchers and is continually evolving. All potential enhancements to the process go through rigorous peer vetting and validation before being implemented. The portfolio managers utilize the resulting process to determine which securities and other instruments to buy long and sell short in the portfolio. The Alternative Strategies Fund’s investments may include, but are not limited to: equities; fixed income instruments; options; foreign currency exchange forward contracts; futures, including commodity and Treasury futures; and swaps. The Alternative Strategies Fund may gain exposure to these investment instruments by investing directly in the instruments, or indirectly by investing in a subsidiary that invests in the instruments. The Alternative Strategies Fund may invest in selected other investments that the advisor believes have attractive expected risk/return characteristics and that are compatible with the existing strategies of the fund.

Within the same section, all references to the “absolute return fund” will be changed to “Alternative Strategies Fund.”

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PS 1498A 022015